UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2025

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America's Car-Mart Inc.

(Exact name of registrant as specified in its charter)

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Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401

Rogers, Arkansas 72756

(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 29, 2025, the management and the Audit Committee of the Board of Directors of America’s Car-Mart, Inc. (the “Company”) concluded that certain previously issued financial statements should no longer be relied upon because of omissions in footnote disclosure related to loan modifications made to borrowers experiencing financial difficulty.

The Company does not expect these disclosure additions to result in any material impact on the Company's Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Cash Flow, or Consolidated Statements of Shareholders' Equity.

The Company is working to complete the necessary disclosures as soon as reasonably practicable.

As previously disclosed in the Company's Form 12b-25 filed on July 15, 2025, management identified the need to include disclosures related to loan modifications for borrowers experiencing financial difficulty, in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") 310-10-50-42 through 50-44. Following further analysis and review, the Company has determined that its previously issued financial statements contain material omissions of required disclosures under these ASC provisions.

Specifically, the Company determined that it did not provide the following required disclosures by class of financing receivable: (1) qualitative and quantitative information about the types of modifications utilized by the Company, including the total period-end amortized cost basis of the modified receivables and the percentage of modifications of receivables made to debtors experiencing financial difficulty relative to the total period-end amortized cost basis of receivables in the class of financing receivable; (2) the financial effect of the modification by type of modification, including information about the changes to the contractual terms as a result of the modification and  the incremental effect of principal forgiveness on the amortized cost basis of the modified receivables, as applicable, or the reduction in weighted-average interest rates (versus a range) for interest rate reductions; and (3) receivable performance in the 12 months after a modification of a receivable made to a debtor experiencing financial difficulty.

The Company has identified deficiencies in its internal control over financial reporting related to the omission described above that existed at each of the affected periods described below. The Company continues to evaluate the impact of these deficiencies on its internal control over financial reporting and expects to report one or more material weaknesses in internal control over financial reporting in its upcoming Annual Report on Form 10-K for the fiscal year ended April 30, 2025, when such report is filed with the Securities and Exchange Commission (“SEC”).

The financial statements that should no longer be relied upon include the Company's quarterly and annual financial statements included in the Quarterly Reports on Form 10-Q for each quarter during fiscal years 2024 and 2025 through January 31, 2025, and its Annual Report on Form 10-K for fiscal year 2024, each as filed with the SEC (collectively, “Non-Reliance Periods”).

The Company plans to report the omitted loan modification disclosures for the Non-Reliance Periods in its Annual Report on Form 10-K for the fiscal year ended April 30, 2025 (the "Annual Report"). The Company has not filed and does not intend to file amendments to the Company's previously filed Quarterly Reports on Form 10-Q or its Annual Report on Form 10-K for the Non-Reliance Periods.

The Company's management and the Company's Board of Directors have discussed the matters disclosed in this Item 4.02 with Grant Thornton LLP, the Company's independent registered public accounting firm.

Item 7.01. Regulation FD Disclosure.

As previously disclosed in the Company's Form 12b-25 filed on July 15, 2025, the Company indicated that the filing of its Annual Report would be delayed beyond the prescribed due date. As part of the year-end reporting process and the preparation of the Annual Report, management identified the need to include disclosures related to loan modifications for borrowers experiencing financial difficulty, in accordance with ASC 310-10-50-42 through 50-44. The Company noted in the Form 12b-25 that it expected to file the Annual Report within the 15-calendar-day extension period provided under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

However, as a result of the matters described in Item 4.02 above, the Company determined that additional time would be needed to complete the omitted disclosures related to loan modifications made to borrowers experiencing financial difficulty and to address the identified material weaknesses. Therefore, the Company was unable to file the Annual Report within the extension period which ended July 29, 2025. The Company issued a press release on July 30, 2025 related to these circumstances. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company's management intends to file the Annual Report as soon as practicable following completion of the necessary disclosures and remediation efforts; however, no assurance can be given as to the definitive date on which the Annual Report will be filed.

The Company expects to receive a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") indicating that, as a result of the Company's delay in filing the Annual Report, the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1). The Company does not expect such notification letter, when received, to have an immediate effect on the listing or trading of the Company's common stock on The Nasdaq Global Select Market. The Company will issue a press release and file a Form 8-K with the SEC to announce the notification when received.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. Words such as “expect,” “believe,” “will,” “would,” “plans,” “intends,” and other similar words and expressions are intended to signify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s ability to file its Annual Report for the fiscal year ended April 30, 2025 and anticipated disclosures in the Annual Report. Actual events  and the timing of such events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties, including the time and effort required for the Company to complete its analysis and preparation of the additional disclosures necessary to finalize the Company’s financial statements and Annual Report; the time and effort required for the Company’s independent auditor to complete its review of the Annual Report and its audit opinions with respect to the Company’s financial statements and internal control over financial reporting to be included in the Annual Report; the completion by the Company of its analysis and preparation of the additional disclosures and any other information necessary to complete the financial statements and the Annual Report; the completion by  independent auditor of its review procedures and other steps necessary to complete its audit of the Company’s financial statements and internal control over financial reporting and its review of the Annual Report; and additional risks described in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024 and other documents on file with the Securities and Exchange Commission, each of which can be found on the SEC’s website, www.sec.gov, or the investor relations section of the Company’s website. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated July 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: July 30, 2025	By:	/s/ Jonathan Collins
Jonathan Collins
Chief Financial Officer (Principal Financial Officer)